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                                                                   EXHIBIT 10.10


               THE CITY OF SYRACUSE INDUSTRIAL DEVELOPMENT AGENCY

                                      AND

                        PROJECT ORANGE ASSOCIATES, L.P.


                  -------------------------------------------

                          LEASE AND SUBLEASE AGREEMENT

                  -------------------------------------------




                           Dated as of April 5, 1991


    The City of Syracuse Industrial Development Agency (the "Issuer") has Granted a Security Interest in Certain Rights of the Issuer Under This Lease and Sublease Agreement and Certain Monies Due, and to Become Due, to the Issuer Hereunder, Have Been Assigned to Algemene Bank, Nederland, N.V., Cayman Islands Branch (the "Agent"), as Agent for the benefit of the Banks ("Banks") pursuant to certain Mortgages (the "Mortgages") each dated as of April 5, 1991, from the Issuer to the Agent.

                 City of Syracuse Industrial Development Agency
                1991 Taxable Industrial Development Revenue Bond
                   (Project Orange Associates, L.P. Project)
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                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

ARTICLE I............................................................     5

     Definitions.....................................................     5

       1.1          Definitions......................................     5

       1.2          Interpretation...................................     5

ARTICLE II...........................................................     7

     Representations And Covenants...................................     7

       2.1          Representations and Warranties of the Issuer.....     7

       2.2          Representations and Warranties of the
                    Guarantor........................................     9

       2.3          Covenants of the Issuer..........................    14

       2.4          Covenants of the Guarantor.......................    15

ARTICLE III..........................................................    17

       3.1          Use of Project...................................    17

ARTICLE IV...........................................................    17

      Construction and Operation of the Project; Loans from
      Banks; Use of Loan Proceeds....................................    17

       4.1          Development, Acquisition, Construction and
                    Operation of the Project.........................    17

       4.2          Guarantor to Obtain Loans........................    18

                                       i
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                                                                        Page
                                                                        ----

          4.3        Completion by Guarantor.........................    18

          4.4        Remedies Against Contractors, Subcontractors,
                     Materialmen, and their Sureties.................    19

ARTICLE V............................................................    20

      Sublease of the Leased Premises and Outside Easements,
          Lease of the City Easements and Construction of the
          Project....................................................    20

          5.1        Lease and Sublease..............................    20

          5.2        Use and Operation of Project....................    20

          5.3        Incorporation of Ground Lease...................    21

ARTICLE VI...........................................................    21

     Term of Lease; Conveyance of Project                                21

          6.1        Term............................................    21

          6.2        Earlier Conveyance of Project...................    21

          6.3        Ultimate Conveyance of Project..................    23

ARTICLE VII..........................................................    25

     Rental Obligations and Issuer's Fee                                 25

          7.1        Rent............................................    25

          7.2        Issuer's Fee....................................    26

          7.3        Obligations of Guarantor Unconditional..........    26

                                       ii
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                                                                        Page
                                                                        ----

ARTICLE VIII.........................................................    28

Maintenance, Modifications, Taxes, and Insurance.....................    28

           8.1  Maintenance and Operation of Project.................    28

           8.2  Taxes, Assessments, and Utility Charges..............    28

           8.3  Insurance Required...................................    29

           8.4  Application of Insurance Proceeds....................    29

ARTICLE IX...........................................................    30

Damage, Destruction, and Condemnation................................    30

           9.1  Damage or Destruction................................    30

           9.2  Condemnation.........................................    31

           9.3  Additions to Project.................................    31

           9.4  Repairs and Restoration..............................    32

ARTICLE X............................................................    32

Special Covenants....................................................    32

          10.1  Covenant of Quiet Enjoyment..........................    32

          10.2  No Warranty of Condition or Suitability by
                the Issuer; Acceptance "As Is."......................    32

          10.3  Indemnification......................................    33

          10.4  Right of Access to Project...........................    38

          10.5  Maintenance of Existence.............................    38

          10.6  Agreement to Provide Information.....................    38

                                      iii
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                                                                        Page
                                                                        ----

          10.7     Compliance With Orders, Ordinances, Etc.............  39

          10.8     Liens and Encumbrances..............................  40

          10.9     Performance by Issuer of Guarantor's
                   Obligations.........................................  41

          10.10    Compliance with Clean-Up Laws.......................  42

ARTICLE XI.............................................................  43

     Assignments; Merger of Issuer.....................................  43

          11.1     Assignment of Lease and Guarantor's
                   Interest in the Project.............................  43

          11.2     Pledge and Assignment of Issuer's Interests
                   to the Agent........................................  44

          11.3     Merger of Issuer....................................  44

          11.4     Lease of Project; Sale of Equipment.................  45

ARTICLE XII............................................................  46

     Events of Default and Remedies....................................  46

          12.1     Events of Default Defined...........................  46

          12.2     Remedies............................................  46

          12.3     No Additional Waiver Implied by One Waiver..........  47

ARTICLE XIII...........................................................  47

     Miscellaneous.....................................................  47

          13.1     Notices.............................................  47

                                       iv
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                                                                        Page
                                                                        ----

           13.2  Binding Effect........................................  48

           13.3  Severability..........................................  48

           13.4  Amendments, Changes, and Modifications................  49

           13.5  Execution of Counterparts.............................  49

           13.6  Applicable Law........................................  49

           13.7  Recording and Filing..................................  49

           13.8  Survival of Obligations...............................  50

           13.9  Table of Contents and Section Headings Not
                 Controlling...........................................  50

          13.10  No Recourse; Special Obligation.......................  51

          13.11  Subordination To Ground Lease
                 and Mortgages.........................................  53

EXHIBIT A..............................................................  A-1

                 Description of the Leased Premises

                                       v
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                          LEASE AND SUBLEASE AGREEMENT

     LEASE AND SUBLEASE AGREEMENT, dated as of April 5, 1991 (this "Lease"), by and between the CITY OF SYRACUSE INDUSTRIAL DEVELOPMENT AGENCY, a body corporate and politic and a public instrumentality of the State of New York having its principal office at 301 City Hall, Syracuse, New York (the "Issuer"), and PROJECT ORANGE ASSOCIATES, L.P., a Delaware limited partnership having an office at 6780 Northern Boulevard, Suite 501, East Syracuse, New York 13057 (the `Guarantor").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the New York State Industrial Development Agency Act, constituting Title I of Article 18-A of the General Municipal Law of the State of New York (the "Enabling Act") was duly enacted into law as Chapter 1030 of the Laws of 1969 of New York State; and

     WHEREAS, the Enabling Act authorizes and provides for the creation of industrial development agencies for the benefit of the several counties, cities, villages, and towns in the State of New York and empowers such agencies, among other things, to acquire, construct, reconstruct, lease, improve, maintain, equip, furnish and dispose of land and any buildings or other improvements, and all real and personal properties, including, but not limited to, machinery and equipment deemed necessary in connection therewith, whether or not now in existence or under construction, which shall be suitable for manufacturing, warehousing, research, commercial, industrial or civic purposes in order to advance the job opportunities, health, general prosperity, and economic welfare of the people of the State of New York and to improve their standard of living; and

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     WHEREAS, the Enabling Act further authorizes each such agency to lease or sell any or all of its properties, to mortgage and pledge any or all of its properties, whether then owned or thereafter acquired, and to pledge the revenues and receipts from the lease or sale thereof; and

     WHEREAS, the Issuer was created pursuant to and in accordance with the provisions of the Enabling Act by Chapter 641 of the Laws of 1979 the State of New York (collectively with the Enabling Act, the "Act") and is empowered under the Act to undertake the Project; and

     WHEREAS, the Issuer, by resolution adopted on November 15, 1990, (the "Resolution"), resolved to undertake the Project; and

     WHEREAS, the Guarantor has entered into a Lease Agreement, dated February 27, 1990, between Syracuse University (the "University"), as lessor, and the Guarantor, as lessee (such Lease, as heretofore amended, the "Ground Lease"), a memorandum of which is to be recorded immediately prior to the recording of this Lease or a memorandum of this Lease, pursuant to which the University leased to the Guarantor certain real property located in the City of Syracuse, New York, as more particularly described in Exhibit A, attached hereto (the "Leased
                                  ---------
Premises"), upon which property the Guarantor plans to construct the Facility;
and

     WHEREAS, the Issuer proposes to assist the Guarantor's construction and equipping of the Project by (i) issuing its 1991 Taxable Industrial Development Revenue Bonds (Project Orange Associates, L.P.) (the "Bonds") in the aggregate amount of $204,300,000 pursuant to the Act to finance certain costs incurred by the Guarantor (A) in the acquisition of the Easements and related improvements, including the Pipeline to be located on the Easements, (B) in the

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construction and development on the Leased Premises and the Easements of the
Facility and the Pipeline, (C) in the acquisition and installation of the Equipment therein, (D) to obtain a prepaid supply of natural gas for the Project, (E) to pay the expenses anticipated to be incurred in connection with the issuance of the Bonds, and (F) to fund a reserve for the payment of debt service on the Bonds; (ii) appointing the Guarantor as its agent to develop and construct the Project and purchase and install the Equipment; (iii) accepting an assignment of the Ground Lease; (iv) accepting a conveyance of the Easements located within the City of Syracuse, New York (the "City Easements") from the Guarantor; (v) leasing the Easements located outside of the City of Syracuse, New York (the "Outside Easements") from the Guarantor; (vi) entering into the Financing Agreement, dated as of April 5, 1991, between the Guarantor, the Issuer, the Agent and the Banks (the "Financing Agreement"); (vii) granting a first mortgage lien, a second mortgage lien and a third mortgage lien on and a security interest in the Issuer's interest in the Project (including, without limitation, the Issuer's interest in the Ground Lease, the Easements, the Pipeline, the Facility and the Equipment) and this Lease to the Algemene Bank, Nederland, N.V., Cayman Islands Branch (the "Agent"), as agent for the benefit of the Banks, to secure the Bonds pursuant to the Financing Agreement; and
(viii) executing and delivering such other Financing Documents as are required under the Financing Agreement; and

     WHEREAS, the Guarantor has assigned all of its right, title and interest under the Ground Lease and the City Easements to the Issuer, and the Guarantor has leased the Outside Easements to the Issuer pursuant to the Assignment of Lease, the Assignment of Easements and the Lease Agreement, respectively, each dated as of April 5, 1991 and each between the Guarantor and the Issuer;

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     WHEREAS, the Issuer proposes to sublet the Leased Premises and the Outside
Easements to the Guarantor and to lease the Facility and City Easements to the Guarantor, and the Guarantor proposes to lease the Facility and the City Easements, and sublease the Leased Premises and the Outside Easements from the Issuer, pursuant to the terms and conditions herein set forth; and

     WHEREAS, all things necessary to constitute this Lease as a valid and binding agreement by and between the parties hereto in accordance with the terms hereof have been done and performed, and the creation, execution, and delivery of this Lease have, in all respects, been duly authorized;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto hereby formally covenant, agree, and bind themselves as follows, to wit:

                                   ARTICLE I

                                  DEFINITIONS

1.1  Definitions.

     Unless otherwise defined herein all capitalized terms used herein have the meanings assigned to them in the Financing Agreement.

1.2  Interpretation.

     In this Lease, unless the context otherwise requires:

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     (a) The terms "hereby," "hereof," "herein," "hereunder," and any similar terms as used in this Lease refer to this Lease; the term "heretofore" shall mean before and the term "hereafter" shall mean after the date of this Lease;

     (b) Words of masculine gender shall mean and include correlative words of feminine and neuter genders, and words importing the singular number shall mean and include the plural number and vice versa; and

     (c) Any certificates, letters, or opinions required to be given pursuant to this Lease shall mean a signed document attesting to or acknowledging the circumstances, representations, opinions of law, or other matters therein stated or set forth or setting forth matters to be determined pursuant to this Lease unless otherwise agreed to in writing by the parties to this Lease.

     (d) "Hazardous Substance" or "Hazardous Substances" means "hazardous materials," "oil," and "petroleum products" as those terms are defined in the Federal Resource Conservation and Recovery Act, the Federal Comprehensive Environmental Response Compensation and Liability Act, the Federal Hazardous Materials Transportation Act, the Federal Clean Water Act, and corresponding state and local laws and ordinances, as such acts, laws or ordinances are currently in effect, or from time to time amended, or as defined in any Federal, state or local regulation currently in effect, or from time to time amended, as adopted under such acts, laws or ordinances.

     (e) "Unassigned Rights" means the rights of the Issuer and the members, officers, agents and employees of the Issuer to indemnification from the Guarantor under this Lease and

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under any other Operative Document and their rights, if any, under this Lease and any other Operative Document, to insurance proceeds which represent compensation for any loss any of them may personally suffer or any personal liability any of them may incur on account of or in connection with the ownership or operation of the Project or the Issuer's obligations under this Lease or any other Operative Document. The Unassigned Rights include, without limitation, the Issuer's rights under Sections 2.4(a) and 10.3 of this Lease.

     (f) "Auxiliary System" and "Existing Plant" have the meanings assigned to those terms in the Operating Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND COVENANTS


     The Issuer hereby represents and warrants to the Guarantor as follows:

     (a) The Issuer is a corporate governmental agency constituting a body corporate and politic and a public benefit corporation duly organized, existing, and established under the laws of the State of New York (including the Act), and is authorized and empowered to enter into this Lease and the transactions contemplated herein and to carry out its obligations hereunder. Based upon the representations of the Guarantor as to the utilization of the Project, the Project will constitute a "project," as such quoted term is defined in the Act. By proper official action of its members, the Issuer has duly authorized the execution and delivery of this Lease and the Issuer's participation in the transactions contemplated hereby.

     (b) Neither the execution and delivery of this Lease, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the provisions of the other Financing Documents to which the Issuer is a party will conflict with or result in a breach by the Issuer of any of the terms, conditions, or provisions of the Act, the By-Laws of the Issuer, or any order, judgment, restriction, agreement, or instrument to which the Issuer is a party or by which it is bound or will constitute a default by the Issuer under any of the foregoing.

     (c) The Issuer will cause the Project to be constructed and installed and the Easements acquired and will sublease the Leased Premises and the Outside Easements (including the Pipeline located on such Easements) to the Guarantor and lease the Facility and the City Easements (including the Pipeline located on such Easements) to the Guarantor pursuant to this Lease, all for the purpose of advancing the job opportunities, health, general prosperity, and economic welfare of the people of the State of New York and improving their standard of living.

     (d) By Resolution adopted on November 15, 1990, the Issuer determined that based upon the review of the materials submitted, representations made by the Guarantor relating to the Project and the findings statement (the "Findings Statement") of the City of Syracuse, acting as lead agency pursuant to the New York State Environmental Conservation Law (the "Lead Agency"), construction of the Project would not have a "significant impact" on the environment within the meaning of such quoted term under the New York State Environmental Quality Review Act.

     (e) The Issuer is issuing the Bonds in order to finance the development, acquisition and construction of the Project. The Bonds mature, bear interest, are redeemable and have the other terms and provisions set forth in the Financing Agreement.

     (f) The Financing Documents constitute, or upon their execution and delivery in accordance with the terms thereof will constitute, valid and legally binding obligations of the Issuer, enforceable in accordance with their respective terms.

     (g) No suit, action or arbitration, or legal, administrative or other proceeding is pending or has been threatened against the Issuer that would materially and adversely affect the validity or enforceability of this Lease or the ability of the Issuer to fulfill its commitments hereunder, or that could result in any material adverse change in the business or financial condition of the Issuer.


     The Guarantor hereby represents and warrants to the Issuer as follows:

     (a) The Guarantor is a limited partnership organized and existing under the laws of the State of Delaware, is duly authorized to do business in the State of New York, has the power and authority to enter into this Lease and the other Financing Documents to which it is a party and to carry out its obligations hereunder and thereunder, and has duly authorized the execution, delivery, and performance of this Lease and the other Financing Documents.

     (b) The Financing Documents constitute, or upon their execution and delivery in accordance with the terms thereof will constitute, valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms.

     (c) The Guarantor has caused the Ground Lease and the City Easements to be assigned to the Issuer and has caused the Outside Easements to be leased to the Issuer and will cause the Project to be constructed and improved all for the purposes of promoting the prosperity and general welfare of all citizens of the State of New York.

     (d) Neither the execution and delivery of the Financing Documents to which the Guarantor is a party, the consummation of the transactions contemplated thereby, nor the fulfillment of or compliance with the provisions thereof will:

          (1) Result in a breach of, or conflict with any term or provision in, the Partnership Agreement or this Lease;

          (2) Require any consent under (except for consents which have been received) or result in a breach of or default under any credit agreement, indenture, purchase agreement, mortgage, deed of trust, commitment, guaranty, or other agreement or instrument to which the Guarantor is a party or by which it or any interest of the Guarantor in any kind of property or asset, whether real, personal or mixed, or tangible or intangible (the "Property") may be bound or affected; or

          (3) Conflict with or violate any existing law, rule, regulation, judgment, order, writ, injunction, or decree of any Governmental Authority having jurisdiction over the Guarantor or any of the Property of the Guarantor.

     (e) No suit, action or arbitration, or legal, administrative or other proceeding is pending or has been threatened against the Guarantor that would materially and adversely affect the validity or enforceability of this Lease or the ability of the Guarantor to fulfill its commitments hereunder, or that could result in any material adverse change in the business or financial condition of the Guarantor.

     (f) The Issuer's execution and delivery of this Lease and its participation in the transactions contemplated hereby, including its assistance in financing a portion of the cost of the Project:

          (1) Has been an important consideration in the Guarantor's decision to construct and equip the Project in the City of Syracuse; and

          (2) Will not result in the removal of an industrial or manufacturing plant or commercial activity of any Project occupant, other than the Guarantor, from one area of the State of New York to another area of the State of New York or in the abandonment of one or more plants or facilities of any user, occupant, or proposed user or occupant of the Project, other than the Guarantor, located within the State of New York.

     (g) So long as the Issuer owns the Facility and is the lessee under the Ground Lease and has an interest in the Project, the Project is and will continue to be a "project" (as such quoted term is defined in the Act), and the Guarantor will not take any action (or omit to take any action required by the Financing Documents or which the Issuer or the Agent, together with Issuer's counsel, advise the Guarantor in writing should be taken), or allow any action to be

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taken, which action (or omission) would in any way cause the Project not to constitute a "project" (as such quoted term is defined in the Act).

     (h) The City of Syracuse, acting as lead agency pursuant to the State of New York's Environmental Conservation Law has issued a findings statement as required by 6 NYCRR Part 617.9(c) stating that it has considered the draft environmental impact statement, the supplemental environmental impact statement and the final environmental impact statement prepared in connection with the acquisition, construction and installation of the Project and has certified that
(i) the requirements of Article 8, New York State Environmental Conservation Law and 6 NYCRR Part 617 have been met, (ii) consistent with social, economic and other essential considerations from among the reasonable alternatives thereto, the action approved is one which minimizes or avoids adverse environmental effects to the maximum extent practicable, including the effects disclosed in the environmental impact statement, and (iii) consistent with social, economic and other essential considerations, to the maximum extent practicable, adverse environmental effects revealed in the environmental impact statement process will be minimized or avoided by incorporating as conditions to the Lead Agency's decision forming the basis for the Findings Statement the mitigative measures which were identified as practicable.

     (i) The Project and the operation thereof will comply in all material respects with all applicable building, zoning, environmental, planning, and subdivision laws, ordinances, rules, and regulations of Governmental Authorities having jurisdiction over the Project (the applicability of such being determined both as if the Issuer were the owner of the Project and as if the Guarantor, and not the Issuer, were the owner of the Project).

     (j) Except for the Outside Easements and that part of the Pipeline constructed on the Outside Easements, after completion of the Project no part of the Project will be located outside of the City of Syracuse, New York.

     (k) Except as disclosed in Exhibit W to the Financing Agreement or in the Hazardous Substance Reports, as of the date hereof the Guarantor has no knowledge of hazardous, nuclear or toxic waste or substance contamination affecting the Leased Premises which would require remedial action under any Clean-Up Laws (as defined in Section l0.3(a)(7)). The Guarantor has exercised due diligence to review the report dated December 1989 entitled "Environmental Liability Assessment, Syracuse University Steam Station" prepared by O'Brien & Gere Engineers, Inc. to ascertain whether the Leased Premises are or have been affected by the presence of any Hazardous Substances that could necessitate taking remedial or protective action or that could cause harm to persons, property, the environment, or the Leased Premises.

     (l) The Construction Contract obligates the Contractor to: (i) hire and employ at the Leased Premises skilled workers from the local labor force, that being residents of the City of Syracuse and Central New York, and to exhaust that resource of workers before those from another geographic residence are hired to perform work at the Leased Premises; (ii) report quarterly to the Issuer until substantial completion of the Facility, the residence of workers employed by the Contractor at the Leased Premises, such report to identify workers only by the zip code of their residence; (iii) cause the local labor force hired by the Contractor who work at the Leased Premises to comprise women and minorities whenever and wherever it is deemed practicable; (iv) pay wages to the local labor force hired by the Contractor for work at the Leased Premises at the hourly rate established as "prevailing wages" for their work in the Syracuse area;

and (v) provide the local labor force hired by the Contractor for work at the Leased Premises with health and welfare and pension benefits equivalent to those established by the prevailing wage standard for their work in the Syracuse area. The Guarantor shall use its best efforts to cause Mr. Adam Victor, or his designee, to remain available as a liaison between the Issuer and the Contractor to promote and create an amicable and harmonious relationship between the two to insure that the Facility will be built within the prescribed time frame and without disruption.


     The Issuer, to the extent of its interest therein, shall not sell, assign, transfer, encumber, or pledge as security the Project or any part thereof except as contemplated or allowed by the terms of the Financing Documents.


     (a) The Guarantor shall perform, or cause to be performed, for and on behalf of the Issuer, each and every obligation of the Issuer, which is within the control of the Guarantor, under and pursuant to the Operative Documents, and shall defend, indemnify, and hold harmless the Issuer and its members, officers, agents (other than the Guarantor) and employees from and against every expense, liability, or claim arising out of the failure of the Guarantor to fulfill its obligations under the provisions of this subsection 2.4(a).

     (b) The Guarantor shall cause all notices as required by law to be given and shall comply or cause compliance with all laws, ordinances, municipal rules, and regulations and requirements of all Governmental Authorities applying to or affecting the conduct of work on or the operation of the Project (the applicability of such laws, ordinances, rules, and regulations to be determined both as if the Issuer were the owner of the Project and as if the Guarantor, and not the Issuer, were the owner of the Project) and the Guarantor will defend and save the Issuer and its officers, members, agents (other than the Guarantor), and employees harmless from all fines and penalties due to failure to comply therewith.

     (c) In the event of the termination of this Lease pursuant to Section 6.2,
10.10 or 12.2 hereof, the Guarantor agrees to purchase the Project in accordance with the provisions of Section 6.3 hereof.

     (d) The Guarantor shall not allow the manufacture (except to the extent, if any, that such substances are a byproduct of the operation of the Project and then only to the extent such manufacture is in compliance in all material respects with applicable laws) or disposal of any Hazardous Substances on the Leased Premises or otherwise at the Facility, and shall only allow the storage or presence of Hazardous Substances on the Leased Premises or otherwise at the Facility to the extent necessary in connection with the operation of the Project and if such storage or presence is in compliance with applicable laws.

     (e) The Issuer shall have the right at any time after the occurrence and during the continuance of an Event of Default which results from a breach of
Section 2.4(d), but in no event more than once in any year, to conduct an environmental audit of the Facility by an environmental consultant reasonably acceptable to both the Issuer and the Guarantor (the "Environmental Consultant") and the Guarantor shall cooperate in the conduct of the same. The cost of such audits shall be borne by the Guarantor.

     (f) The Guarantor will not lease or sublease the whole or any portion of the Project for an unlawful purpose.

     (g) The Guarantor shall take all actions necessary to cause the Tenneco Letter of Credit and any replacements thereof to be issued as required in the Financing Agreement.

                                  ARTICLE III

                                 USE OF PROJECT


     During the term of this Lease, the Guarantor shall be entitled to all of the benefits from the use of the Project (including, but not limited to, the Leased Premises, the Easements, the Facility and the Pipeline) in any manner not otherwise prohibited by the Financing Documents, so long as such use does not cause the Project to fail to qualify as a "project" under the Act.

                                   ARTICLE IV

    CONSTRUCTION AND OPERATION OF THE PROJECT; LOANS FROM BANKS; USE OF LOAN
                                    PROCEEDS



     (a) Title to all materials, equipment, machinery, and any other property acquired by the Guarantor and intended to be incorporated or installed in and to become part of the Project shall vest in the Issuer immediately upon payment thereof or incorporation or installation in the Project, whichever shall first occur; provided, however, that all alterations, improvements and additions made to the Existing Plant, other than the Auxiliary System, and whether or not affixed or moveable, shall upon installation become the property of the University to the extent required under the Operating Agreement. The Guarantor shall execute, deliver, and record or file all instruments necessary or appropriate to vest title to any such property (other than the property described in the proviso to the preceding sentence) in the Issuer and shall take all action necessary or appropriate to protect such title against claims of any third Persons. The Issuer agrees that the Auxiliary System shall become the property of the University upon the expiration or earlier termination of the Operating Agreement in accordance with its terms.

     (b) The Guarantor has given, or will give or cause to be given, all notices and has complied, or will comply or cause compliance with, all existing laws, ordinances, rules, regulations, and requirements of all Governmental Authorities applying to or affecting the conduct of work on, or the operation of, the Project (the applicability of such laws, ordinances, rules, and regulations to be determined both as if the Issuer were the owner of the Project and as if the Guarantor, and not the Issuer, were the owner of the Project) and the Guarantor will defend, indemnify, and save the Issuer and its officers, members, agents (other than the Guarantor), servants, and employees harmless from all fines and penalties due to failure to comply therewith.


     Simultaneously with the delivery of this Lease, the Issuer will deliver the Bonds in the aggregate principal amount of $204,300,000 under and pursuant to a resolution adopted by the Issuer authorizing the issuance of the Bonds. The proceeds of sale of the Bonds received by the Issuer shall be deposited in the Construction Account and made available to the Guarantor in accordance with the provisions of this Lease and the Financing Agreement. Pending application, amounts so deposited may be invested as provided in the Financing Agreement.


     In the event that the proceeds of the Bonds are not sufficient to pay in full all costs of the development, acquisition, construction and equipping of the Project, the Guarantor shall, to the extent required by the Financing Agreement, complete such development, acquisition, construction and equipping and pay all such sums as may be in excess of the proceeds of the Bonds. All portions of the Project developed, acquired, constructed or equipped at the Guarantor's cost shall immediately, upon such development, acquisition, construction or equipping, be subject to the Liens of the Mortgages.

     In the event of a default by any contractor, subcontractor, or materialman under any contract made by them in connection with construction, equipping, operation or maintenance of the Project or in the event of a breach of warranty or other liability with respect to any materials, workmanship, or performance guaranty, the Guarantor may, in its discretion, proceed, either separately or in conjunction with others, to enforce the remedies of the Guarantor and/or the Issuer against the contractor, subcontractor, or materialman so in default and against each surety for the performance of such contract. The Guarantor may prosecute or defend any action or proceeding or take any other action involving any such contractor, subcontractor, materialman, or surety which the Guarantor deems reasonably necessary. The Guarantor shall advise the Issuer of any actions or proceedings taken hereunder. No such suit shall relieve the Guarantor of any of its obligations under this Lease.

                                   ARTICLE V

    SUBLEASE OF THE LEASED PREMISES AND OUTSIDE EASEMENTS, LEASE OF THE CITY EASEMENTS, FACILITY AND PERSONAL PROPERTY, AND CONSTRUCTION OF THE PROJECT.


     The Issuer hereby sublets to Guarantor the Leased Premises and the Outside Easements (including the portion of the Pipeline located on such Easements) and leases to Guarantor the Facility, the City Easements (including the portion of the Pipeline located on such Easements) and all personal property acquired by the Issuer for use in connection with the Project (the "Personalty"), and Guarantor hereby leases or subleases, as the case may be, from the Issuer the

Leased Premises, the Facility, the Pipeline, the Outside Easements, the City Easements and the Personalty for and during the term provided herein and upon and subject to the terms and conditions herein set forth.


     The Guarantor shall construct the Project on the Leased Premises, the City Easements and the Outside Easements pursuant to the Ground Lease and the Financing Agreement, and shall use the Leased Premises to construct, operate and maintain the Facility and for no other purpose or purposes. The Guarantor shall not occupy, use or operate the Project or any part thereof to be occupied, used or operated for any unlawful purpose or in violation of any certificate of occupancy affecting the Project.


     All of the terms, provisions, covenants and conditions contained in the Ground Lease are in addition to the terms and conditions of this Lease and, except as otherwise expressly provided herein and as may be provided by that certain Consent and Agreement dated as of April 5, 1991 among the University, the Agent, the Guarantor and the Issuer, such rights and obligations as are granted to and imposed upon the lessee therein are, during the term of this Lease, granted to or imposed upon the Guarantor.

                                   ARTICLE VI

                      TERM OF LEASE; CONVEYANCE OF PROJECT



     The term of this Lease shall commence on the date that the term of the Ground Lease commences and shall continue in full force and effect (unless earlier terminated pursuant hereto) until the earlier of (i) the termination of the Ground Lease, as the same may from time to time be extended, or (ii) the termination or expiration of the term of the PILOT Agreement.


     (a) Notwithstanding anything herein to the contrary, after the occurrence and during the continuance of an "Event of Default" under the PILOT Agreement, the Issuer may, with at least 15 days' prior written notice to the Agent and to the Guarantor and provided that the Issuer is entitled to reconvey the Project or its interest in any portion thereof to the Guarantor pursuant to Section 6.03 of the PILOT Agreement, terminate this Lease and reconvey and assign to the Guarantor the Issuer's entire right, title and interest in the Project (including but not limited to its interest under the Operative Documents (other than the Unassigned Rights), the Ground Lease and its interest in the Facility, the Pipeline, the Easements and the Personalty) in accordance with Section 6.03 of the PILOT Agreement. In the event that the Issuer exercises its right under
Section 6.03 of the PILOT Agreement to reconvey its interest in the Project to the Guarantor, the Issuer shall also terminate this Lease and assign to the Guarantor the Issuer's entire interest in all Operative Documents (except for the Unassigned Rights), the Ground Lease, the Facility, the

Pipeline, the Easements and the Personalty, in compliance with Section 6.3 hereof, except that the Liens of the Mortgages may remain outstanding.

     (b) Notwithstanding anything herein to the contrary, the Guarantor shall have the option, in its sole discretion and at any time, to terminate this Lease upon giving the Issuer and the Agent written notice signed by an authorized representative of the Guarantor stating the Guarantor's intention to do so pursuant to this Section 6.2(b) and upon compliance with the requirements set forth in Section 6.2(c) hereof.

     (c) In the event the Guarantor exercises its option to terminate this Lease in accordance with Section 6.2(b) hereof or the Issuer exercises its right to terminate this Lease in accordance with Section 6.2(a), 10.10, or 12.2 hereof, the following payments shall be made by the Guarantor:

               (i) to the Agent, all amounts payable by the Issuer and/or the Guarantor, if any, under the Financing Documents; provided, however, that in lieu of making such payments the Guarantor may deliver to the Issuer a release, in form reasonably satisfactory to the Issuer, pursuant to which the Issuer is released by the Agent and the Banks from its obligations under the Financing Documents;

               (ii) to the Issuer, an amount certified by the Issuer sufficient to pay all unpaid fees and expenses of the Issuer and of its members, officers, employees and agents (other than the Guarantor) incurred under this Lease and the Mortgages; and

               (iii) to the Issuer or the City of Syracuse, as appropriate, all amounts which are then due and unpaid under the PILOT Agreement.

     Upon the termination of this Lease pursuant to Section 6.2(a), 6.2(b),
10.10 or 12.2 or otherwise, or upon the expiration of the term of this Lease, the Guarantor shall purchase from the Issuer and the Issuer shall convey to the Guarantor, in consideration of one dollar ($1.00), the Issuer's entire right, title and interest in the Project, including, without limitation, the Issuer's rights and interest in, to and under the Ground Lease, the Facility, the Pipeline, the Easements, the Personalty and the Operative Documents (other than the Unassigned Rights). If the Guarantor is required to purchase the Project pursuant to the preceding sentence, the Guarantor shall give written notice to the Issuer and the Agent (i) declaring the Guarantor's election to purchase, and
(ii) fixing the date of the closing of such purchase, which shall not be later than 30 days after any notice sent to the Guarantor pursuant to Section 6.2(a) of the date on which this Lease is to be terminated (subject to any other provision of this Lease or the PILOT Agreement which may require an earlier closing). At the closing of the purchase of the Project pursuant to this Section 6.3, the Issuer shall deliver and request the Agent to deliver to the Guarantor all necessary documents (a) to convey to the Guarantor all of the Issuer's right, title and interest in and to the Project, as it exists, subject only to
(i) any Liens to which title to such Project was subject when conveyed to the Issuer, (ii) any Liens created at the request of the Guarantor or to which the Guarantor consented or in the creation of which the Guarantor acquiesced, (iii) Permitted Liens, and (iv) any Liens resulting from the failure of the Guarantor to perform or observe any of the agreements on its part contained in this Lease or arising out of an Event of Default, (b) to release and convey to the Guarantor all of the Issuer's right, title and interest in and to any rights of action or any net proceeds of insurance or condemnation awards with respect to the Project, and (c) to discharge and release any other Liens or encumbrances held by the Issuer and not set forth above. Upon the due conveyance and assignment of all of the Issuer's right, title and interest in the Project to the Guarantor, the Guarantor shall deliver a release and agreement that the exculpation provisions and the obligations of the Guarantor in Sections 2.4(a) and 10.3 hereof shall survive such conveyance or purchase of the Project. Unless all amounts due to the Banks under the Financing Documents shall have been paid in full, any conveyance of the Issuer's interest in the Project to the Guarantor pursuant to this Section 6.3 shall be subject to the Bank's security interests in and mortgages on the Project and the various rights and interests comprising the Project.

                                  ARTICLE VII

                      RENTAL OBLIGATIONS AND ISSUER'S FEE



     (a) Until the obligations of the Issuer under the Bonds and the Financing Agreement have been paid in full, the Guarantor shall pay rent under this Lease in an amount which equals the principal of, interest on, any premium on, and all other sums due on the Bonds, and all other sums the Issuer is required to pay under the Financing Agreement, such rent hereunder to be due when the corresponding amounts are due from the Issuer under the Bonds and the Financing Documents and subject to the same grace periods, if any. Thereafter, the rent under this Lease shall equal one dollar per annum and shall be due in arrears on each December 31. Until the Issuer's obligations under the Bonds and the Financing Agreement have been paid in full, all rental payments required under this Section 7.1 shall be paid by the Guarantor directly to the

Agent, and all such payments by the Guarantor to the Agent or made to the Agent from any of the Accounts shall be credited against the Guarantor's obligations to the Issuer hereunder.

     (b) The Guarantor agrees to make the above-mentioned rental payments, without any further notice, in lawful money of the United States of America as, at the time of payment, shall be legal tender for the payment of public and private debts.


     In consideration of the Issuer entering into this Lease, the Financing Agreement and certain Financing Documents, in addition to any other amounts payable under this Lease the Guarantor shall pay to the Issuer a fee of $500,000, which shall be paid on the Initial Funding Date under the Financing Agreement.


     (a) The obligations of the Guarantor to make the rental payments due under this Lease and to perform and observe any and all of the other covenants and agreements on its part contained herein are general obligations of the Guarantor and are absolute and unconditional irrespective of any defense or any rights of set-off, recoupment, or counterclaim it may otherwise have against the Issuer. The Guarantor agrees that it will not suspend, discontinue, abate or be entitled to any diminution of any rental required by, or fail to observe any of its other covenants or agreements contained in this Lease, or terminate this Lease for any cause whatsoever, including, without limiting the generality of the foregoing, failure to complete the construction and equipping of the Project, any defect in the title, design, operation, merchantability, fitness, or condition of the Project, or any part thereof, or in the suitability of the Project, or any part thereof, for the Guarantor's purposes or needs, or failure of consideration for, destruction of or damage to, or condemnation of title to, or the use of all or any part of the Project, any change in the tax or other laws of the United States of America or of the State of New York, or any political subdivision thereof, or any failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or in connection with this Lease.

     (b) Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part contained in this Lease, and in the event the Issuer should fail to perform any such agreement, the Guarantor may institute such action against the Issuer as the Guarantor may deem necessary to compel performance (subject to the provisions of Section 13.10).

                                  ARTICLE VIII

                MAINTENANCE, MODIFICATIONS, TAXES, AND INSURANCE



     During the term of this Lease, the Guarantor shall operate, maintain, repair and restore the Project in the manner and to the extent required under the Financing Agreement and the Operative Documents.

     (a) The Guarantor shall pay, or cause to be paid, the following, as the same respectively become due unless the Guarantor is actively and in good faith contesting any such taxes, assessments or other changes as permitted by Section 8.2(b):

          (1) All taxes and governmental charges of any kind whatsoever which may at any time be lawfully assessed or levied against or with respect to the Project or any part thereof;

          (2) All utility and other charges, including "service charges," incurred or imposed for the operation, maintenance, use, occupancy, upkeep, and improvement of the Project, the non-payment of which would create, or entitle the obligee to impose, a Lien on the Project;

          (3) All assessments and charges of any kind whatsoever lawfully made by any Governmental Authority against the Project for public improvements; and

          (4) All payments in lieu of taxes, required to be made to the Issuer or the City of Syracuse under the terms of the PILOT Agreement.

     (b) Notwithstanding anything in Section 8.2(a) to the contrary, the Guarantor may in good faith actively contest any taxes, assessments and other charges described in Section 8.2(a) (except that with respect to the PILOT Agreement, the Guarantor shall not contest the validity of such agreement but may only dispute, in good faith, the calculation of the amounts due thereunder), provided that such action does not constitute an Event of Default under the Financing Agreement.

     The Guarantor shall at all times maintain insurance with respect to the Project against such risks and for such amounts as are customarily insured against by businesses of like size and type, paying (as the same become due and payable) all premiums with respect thereto; provided, however, that, if the premiums are not timely paid, the Issuer may pay such premiums and the Guarantor shall pay immediately upon demand all sums so expended by the Issuer. The maintenance of such insurance as is required under Section 5.20 of the Financing Agreement or as is otherwise acceptable to the Agent shall satisfy the Guarantor's obligations under this Section 8.3.


     All proceeds of insurance maintained pursuant to the Financing Agreement or
Section 8.3 of this Lease shall be applied in accordance with the terms of the Financing Agreement until the obligations of the Issuer under the Bonds and the Financing Agreement have been satisfied in full. Thereafter, all such proceeds shall be payable to the Guarantor. Notwithstanding the foregoing, the proceeds of any insurance required to be maintained by the Guarantor pursuant to the Operating Agreement shall be applied as required under the terms of the Operating Agreement.

                                   ARTICLE IX

                     DAMAGE, DESTRUCTION, AND CONDEMNATION


     (a) If the Project shall be damaged or destroyed, in whole or in part:

          (1) The Issuer shall have no obligation to replace, repair, rebuild, or restore the Project, but the Issuer shall make all insurance proceeds payable to it in connection with any such damage or destruction available to the Guarantor to be applied in accordance with the terms of the Financing Agreement;

          (2) There shall be no abatement or reduction in the rent payable by the Guarantor under this Lease (whether or not the Project is replaced, repaired, rebuilt, or restored); and

          (3) The Guarantor shall promptly give notice thereof to the Issuer.

     (b) Subject to the provisions of the Financing Agreement, the Guarantor may adjust all claims under any policies of insurance required by Section 5.20 of the Financing Agreement.


     (a) If title to, or the use of, less than substantially all of the Project shall be taken by condemnation:

          (1) The Issuer shall have no obligation to restore the Project, but the Issuer shall make all proceeds of such condemnation payable to it available to the Guarantor to be applied in accordance with the terms of the Financing Agreement;

          (2) There shall be no abatement or reduction in the rent payable by the Guarantor under this Lease (whether or not the Project is restored); and

          (3) The Guarantor shall promptly give notice thereof to the Issuer and the Agent.

     (b) Subject to the provisions of the Financing Agreement, the Guarantor shall have sole control of any condemnation proceeding with respect to the Project, or any part thereof, and may negotiate the settlement of any such proceeding.


     All replacements, repairs, rebuilding or restorations made to the Project, whether or not requiring the expenditure of the Guarantor's own moneys, shall automatically become part of the Project as if the same were specifically described herein and title to such replacements, repairs, rebuilding or restoration shall immediately vest in the Issuer; provided, however, that title to any replacements, repairs, rebuilding or restoration of the Existing Plant shall, to the extent required under the Operating Agreement, become vested in the University.


     Subject to the requirements of the Financing Agreement, the Guarantor shall not have any obligation hereunder to repair, replace, restore or reconstruct the Project in the event of any damage, destruction or condemnation of all or any portion of the Project.

                                   ARTICLE X

                               SPECIAL COVENANTS


     The Issuer covenants and agrees that it has full right and lawful authority to enter into this Lease for the full term hereof, and that, subject to the terms and provisions of the Financing Documents, unless and until this Lease is terminated by the Issuer or the Guarantor, the

Guarantor shall have, hold and enjoy, during the term hereof, peaceful, quiet and undisputed possession of the Project.


     THE ISSUER IS NOT MAKING ANY WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION, TITLE, DESIGN, OPERATION, MERCHANTABILITY, OR FITNESS OF THE PROJECT, OR ANY PART THEREOF, OR AS TO THE SUITABILITY OF THE PROJECT OR ANY PART THEREOF FOR THE GUARANTOR'S PURPOSES OR NEEDS. NO WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY IS MADE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE, EITHER PATENT OR LATENT, THE ISSUER SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO.


     (a) The Guarantor hereby releases the Issuer and its members, officers, agents (other than the Guarantor) and employees from, agrees that the Issuer and its members, officers, agents (other than the Guarantor) and employees shall not be liable for, and agrees to indemnify, defend, and hold the Issuer and its members, officers, agents (other than the Guarantor) and employees harmless from and against, any and all claims arising as a result of the Issuer's undertaking the Project, including, but not limited to:

          (1) Liability for loss or damage to property or bodily injury to or death of any and all Persons that may be occasioned by any cause whatsoever (including latent and patent defects) pertaining to the Project, or arising by reason of or in connection with the occupation or the use thereof, or the presence on, in, or about the Project;

          (2) Liability arising from or expense incurred by the Issuer's owning, selling, constructing or equipping of the Project, including, without limiting the generality of the foregoing, all liabilities or claims arising as a result of or in connection with the Issuer's obligations under the Operative Documents;

          (3) All claims arising from the exercise by the Guarantor of the authority conferred upon it by the Agency Agreement of even date herewith between the Issuer and the Guarantor;

          (4) All costs incurred in connection with the maintenance, repair, restoration, rebuilding and operation of the Project, or any portion thereof, to the extent required under the Financing Agreement;

          (5) All taxes of any kind (and by whomsoever imposed) assessed against the Project or any portion thereof;

          (6) All causes of action and attorneys' fees and other expenses incurred in connection with any suits or actions which may arise as a result of any of the foregoing or as a result of establishing a breach by the Guarantor of the terms of any of the Operative Documents; and

          (7) Any liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys' fees) arising from (i) the imposition or recording of a lien by any

     Federal, state or local government or governmental agency or authority pursuant to any Federal, state or local statute or regulation relating to Hazardous Substances or the removal thereof ("Clean-Up Laws"); (ii) claims of any private parties regarding violations of Clean-Up Laws; and (iii) costs and expenses (including, without limitation, reasonable attorneys' fees and fees incidental to the securing of repayment of such costs and expenses) incurred by the Issuer in connection with its compliance with any order issued pursuant to any Clean- Up Laws by any Federal, state or local governmental agency or authority. The obligations of the Guarantor under this paragraph (7) of this Section 10.3(a) shall not be limited by Section 13.10(c).

Subject to paragraph (c) of this Section 10.3, all of the foregoing indemnities shall apply notwithstanding the fault or negligence (other than gross negligence or willful misconduct) on the part of the Issuer or any of its officers, members, agents or employees and irrespective of any breach of statutory obligation or any rule of comparative or apportional liability.

     (b) In the event of any claim against the Issuer or its members, officers, agents (other than the Guarantor) or employees by any employee of the Guarantor, or any contractor of the Guarantor, or anyone directly or indirectly employed by any of them, or any one for whose acts any of them may be liable, the obligations of the Guarantor hereunder shall not be limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable by or for the Guarantor or such contractor under workers' compensation laws, disability benefit laws, or other employee benefit laws.

     (c) Notwithstanding any other provisions of this Lease, (i) the obligations of the Guarantor pursuant to this Section 10.3 shall remain in full force and effect after the termination of this Lease until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action, or prosecution relating to the matters herein described may be brought, and the payment in full or the satisfaction of such claim, cause of action or prosecution, and the payment of all expenses and charges incurred by the Issuer or its officers, members, agents (other than the Guarantor) or employees, relating thereto, and
(ii) the Guarantor shall not have any obligation to indemnify the Issuer or its members, officers, agents (other than the Guarantor) or employees for any loss, liability, damage, expense or claims whatsoever arising from the gross negligence or willful misconduct of any of such Persons (other than the Guarantor).

     (d) In order for the Issuer or any other Person who may be entitled to indemnification from the Guarantor under this Section 10.3 or any other provision of this Lease (each of the foregoing, an "Indemnitee") to be entitled to indemnification with respect to any liability or claims against such Indemnitee, such Indemnitee must notify the Guarantor in writing of any claim or demand made against such Indemnitee within 10 business days after receipt by such Indemnitee of written notice of such claim; provided, however, that the failure of an Indemnitee to provide notice to the Guarantor of a claim or demand within such 10 business day period shall not affect its right to indemnification hereunder if such delay does not in any material way prejudice or impair the Guarantor's ability to contest or defend against such claim or demand or to assert an offset or counter-claim. Each Indemnitee shall also deliver to the Guarantor copies of all notices and documents received by such Indemnitee relating to any such claim or demand for which such Indemnitee is seeking indemnification from the Guarantor. The Guarantor shall be entitled to participate, at its expense, in the defense of any claim made against any Indemnitee and, if it so chooses, to assume the defense thereof at its cost with counsel selected by it who shall be reasonably acceptable to such Indemnitee. An Indemnitee may, in any such case, retain its own counsel at its own expense to participate in the defense of such claims. Each Indemnitee shall cooperate fully in the defense and prosecution of any such claim. The Guarantor shall not be obligated to indemnify any Indemnitee for the amount of any settlement paid by such Indemnitee in connection with any claim unless the Guarantor has approved the settlement in writing, the Guarantor agreeing that it will not unreasonably withhold its consent to a proposed settlement which is approved by the affected Indemnitee. An Indemnitee shall, at the Guarantor's request, agree to the terms of any settlement of any claim for which the Indemnitee is entitled to indemnification hereunder which is negotiated by the Guarantor so long as such settlement involves only the payment of money which shall be paid by the Guarantor at the time of settlement; settlement on any other terms shall require the Indemnitee's written consent (which consent shall be conclusively presumed by its execution of a settlement agreement or stipulation of settlement).

     (e) Within 30 days after the Guarantor's receipt of demand therefor from the Issuer, the Guarantor shall reimburse the Issuer for any expenses reasonably incurred by the Issuer by reason of the Issuer's ownership, financing or leasing of the Project or in connection with the performance of the Issuer's duties and obligations under this Lease and the Operative Documents.


     The Guarantor agrees that during the term of this Lease the Issuer and its duly authorized agents shall have the right to enter upon and to examine and inspect the Project during normal business hours and upon reasonable prior written notice to the Guarantor, and provided that all such persons comply with applicable safety regulations and insurance requirements.


     During the term of this Lease, the Guarantor will maintain its existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another legal entity or permit one or more other legal entities to consolidate with or merge into it.


     During the term of this Lease, the Guarantor shall, whenever requested by the Issuer in writing, provide and certify, or cause to be certified, such information concerning the Guarantor or its finances as the Issuer from time to time reasonably considers necessary or appropriate, including, but not limited to, such information as is necessary to enable the Issuer to make any reports required by law or governmental regulation. The Issuer agrees that any information provided to it by the Guarantor hereunder is confidential and proprietary and the Issuer shall not permit the duplication, use or disclosure of any such information to any Person (other than its attorneys, consultants, employees or agents) unless authorized in writing by the Guarantor. Any information provided by the Guarantor shall not be deemed confidential and proprietary, and shall not be subject to the restrictions set forth in the preceding sentence, if and to the extent that (i) at the time of disclosure, such information is generally known by the public and any competitors of the Guarantor, (ii) such information was in the Issuer's possession or available to it on a non-confidential basis from a third party prior to its receipt of such information from the Guarantor, (iii) such information is hereafter obtained by the Issuer from a third party without obligation of confidentiality, or (iv) such information is legally required to be disclosed, in the opinion of the Issuer's counsel; provided, however, that before any determination is made by the Issuer that any information is not confidential and proprietary for any of the foregoing reasons and before any such information is disclosed by the Issuer, the Issuer shall give the Guarantor reasonable notice and a reasonable opportunity to prevent or contest such disclosure.


     (a) The Guarantor agrees that it will, during any period in which the Bonds remain unpaid, promptly comply in all material respects with all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions, and requirements of all Governmental Authorities, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter affect the Guarantor's obligations hereunder or are applicable to the Project, or any part thereof, or to any use, manner of use, or condition of the Project, or any part thereof, the applicability of the same to be determined both as if the Issuer were the owner of the Project, and as if the Guarantor and not the Issuer were the owner of the Project.

     (b) Notwithstanding the provisions of subsection 10.7(a), the Guarantor may, in good faith, actively contest the validity or the applicability of any requirement of the nature referred to in said subsection 10.7(a), provided that the Guarantor shall have first notified the Issuer of such contest. In such event, the Guarantor may fail to comply with the requirement or requirements so contested during the period of such contest and any appeal therefrom unless:

          (1) The Issuer shall notify the Guarantor that by failure to comply with such requirement or requirements the Liens of the Mortgages as to the Project may be endangered or the Project, or any part thereof, may be subject to loss or forfeiture, in which case the Guarantor shall promptly take such action with respect thereto as shall be reasonably satisfactory to the Issuer; or

          (2) The Issuer shall so notify the Guarantor that based on an opinion of counsel to the Issuer, a copy of which must accompany such notice, the Issuer or its members, officers, agents (other than the Guarantor), or employees may be liable for prosecution for failure to comply therewith, in which event the Guarantor shall promptly take such action with respect thereto as shall be satisfactory to the Issuer.


     (a) The Guarantor hereby represents and warrants that, except for Permitted Liens, there are no Liens on the Project senior to the Mortgages.

     (b) The Guarantor hereby represents and agrees not to create, or suffer to be created, any Lien, except for Permitted Liens, on the Project, or any part thereof.

     (c) Notwithstanding the provisions of subsection 10.8(b), the Guarantor may, in good faith, actively contest any such Lien, provided that the Guarantor shall have first notified the Issuer of such contest. No action taken pursuant to this Section 10.8 shall relieve the Guarantor from its obligation to make all rental payments required by Section 7.1 hereof or any other payments required to be made by the Guarantor, including, without limitation, payments due under the PILOT Agreement.

     Should the Guarantor fail to make any payment or to do any act as herein provided within 30 days after notice from the Issuer, then the Issuer may, but need not, without releasing the Guarantor from any obligation herein, make or do the same, including, without limitation, appearing in and defending any action purporting to affect the rights or powers of the Guarantor or the Issuer and paying all expenses, including, without limitation, reasonable attorneys' fees; and the Guarantor shall pay immediately upon demand all sums so expended by the Issuer under the authority hereof, together with the interest thereon at a rate of ten (10%) percent per annum or the highest rate permitted by law, whichever is lower.


     The Issuer makes no representation or warranty, either express or implied, as to any prior or current use of, or contamination by, Hazardous Substances at or affecting the Project. In the event that, within 30 days (or such longer period as the Issuer and the Agent, after consultation with the Environmental Consultant, deem reasonable) after its receipt from the Issuer or the Environmental Consultant of an environmental audit prepared by the Environmental Consultant which reports a violation of any Clean-Up Laws due to a condition existing with respect to the Project, the Guarantor fails to commence and continue with reasonable diligence at least one of the alternative remediation actions recommended by the Environmental Consultant or an alternative remediation action otherwise agreed to by the Issuer and the Guarantor to cure such violation and the Issuer obtains an opinion of counsel that the Issuer may be liable for any fees, penalties or assessments or may have civil or criminal liability as a result of such violation, then the Issuer shall have the option to terminate this Lease and convey the Project to the Guarantor after the expiration of such 30-day period and after notice to the Guarantor and the Agent, and the Guarantor shall have the obligation to accept such conveyance, notwithstanding any other provision of this Lease. In the event of such conveyance from the Issuer to the Guarantor, the Guarantor shall comply with any other term or provision of this Lease, the Financing Agreement, the Mortgages, or any of the Financing Documents which may become operative due to such early conveyance of the Facility. Any such conveyance shall be subject to the provisions of Section 6.3 and shall not terminate or limit the Agent's rights in the Collateral or pursuant to the Financing Documents.

                                   ARTICLE XI

                         ASSIGNMENTS; MERGER OF ISSUER


     Notwithstanding anything in this Lease to the contrary, the Guarantor may assign its rights and interests under this Lease and the other Operative Documents and its rights and interests in the Project to any Person provided that: (a) either (i) all amounts owed to the Banks under the Financing Documents shall have been paid in full or (ii) such sale or assignment shall not constitute a breach of the Financing Agreement or any Financing Documents which has not been waived or consented to by the Agent; and (b) either (x) at the time of such sale or assignment the Guarantor shall not be in default in the payment of any amounts due to the Issuer under this Lease or the PILOT Agreement, or (y) the Issuer shall have consented to such sale or assignment. Nothing in this Lease shall prohibit the sale, assignment or encumbrance of all or any portion of the Project or the Guarantor's interest therein pursuant to the Financing Documents or the granting or creation of a Permitted Lien.


     The Issuer has pledged and assigned, pursuant to the terms of the Mortgages, certain of its rights and interests in the Project and under and pursuant to this Lease to the Agent on behalf of the Banks as security for the payment of the principal of and interest on the Bonds. Such pledge and assignment shall in no way impair or diminish any obligations of the Issuer under this Lease. The Guarantor hereby acknowledges receipt of notice of, and consents to, such pledge and assignment by the Issuer to the Agent on behalf of the Banks and specifically agrees to perform for the benefit of the Agent on behalf of the Banks all of its duties and undertakings hereunder.


     (a) Nothing contained in this Lease shall prevent the consolidation of the Issuer with, or merger of the Issuer into, or assignment by the Issuer of its rights and interests hereunder to any other body corporate and politic and public instrumentality of the State of New York, or political subdivision thereof, which has the legal authority to perform the obligations of the Issuer hereunder, provided that upon any such consolidation, merger, or assignment, the due and punctual performance and observance of all the agreements and conditions of this Lease and the Mortgages to be kept and performed by the Issuer shall be expressly assumed in writing by the public instrumentality or political subdivision resulting from such consolidation or surviving such merger or to which the Issuer's rights and interests hereunder shall be assigned.

     (b) As of the date of any such consolidation, merger, or assignment, the Issuer shall give notice thereof in reasonable detail to the Guarantor and the Agent. The Issuer shall promptly furnish to the Agent and the Guarantor such additional information with respect to any such consolidation, merger, or assignment as the Agent and the Guarantor may reasonably request.


     (a) During the term of this Lease, the Guarantor may not sublease the Project, or any part thereof, without the prior written consent of the Issuer. Notwithstanding the foregoing, the Guarantor may, without the Issuer's consent, sublease portions of the Project in the ordinary course of its business, provided that (i) no such lease shall relieve the Guarantor of its obligations hereunder and (ii) the Guarantor shall, within 10 days after any such lease, furnish the Issuer with a copy of the instruments effecting the same.

     (b) Notwithstanding anything to the contrary in this Lease, if in any instance the Guarantor determines that any item of Equipment has become inadequate, obsolete, worn out, unsuitable, undesirable, or unnecessary, the Guarantor may remove such item of Equipment and may sell, trade in, exchange, or otherwise dispose of the same, in whole or in part, without the prior written consent of the Issuer, provided that such removal will not constitute an Event of Default under the Financing Agreement. At the request of the Guarantor, the Issuer shall execute and deliver to the Guarantor all instruments necessary or appropriate to enable the Guarantor to sell or otherwise dispose of any such item of Equipment, free from the Lien of the Financing Documents. The Guarantor shall pay all costs, including reasonable attorneys' fees, incurred in transferring title to, and releasing from the Lien of the Financing Documents, any item of Equipment removed pursuant to this Section 11.4.

     (c) Nothing in this Section 11.4 shall restrict the right of the Guarantor to sell or assign all or any portion of its interest in the Project or its interest in this Lease to the extent such sale or assignment is permitted under
Section 11.1.

                                  ARTICLE XII

                         EVENTS OF DEFAULT AND REMEDIES


     For purposes of this Lease, the term "Event of Default" shall mean an Event of Default under the Financing Agreement which is not waived by the Agent (or the Banks or the Required Banks, as the case may be, if their consent is required for such waiver under the terms of the Financing Agreement), and the term "Default" shall mean an Inchoate Default.


     The Issuer may terminate this Lease in accordance with the provisions of
Section 6.3 hereof in the event that either (i) an Event of Default occurs and is not cured within 60 days after written notice thereof from the Agent or the Issuer to the Guarantor, or (ii) the Guarantor fails to pay any amount due to the Issuer under this Lease within 60 days after written notice from the Issuer that such amount is past due.

12.3  No Additional Waiver Implied by One Waiver.

     In the event any agreement contained herein should be breached by the other party and thereafter such breach be waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                                  ARTICLE XIII

                                  MISCELLANEOUS


     All notices, certificates, and other communications hereunder shall be in writing, shall be sufficiently given, and shall be deemed given when (a) sent to the applicable address stated below by registered or certified mail, return receipt requested, or by such other means as shall provide the sender with documentary evidence of such delivery, or (b) delivery is refused by the addressee as evidenced by the affidavit of the Person who attempted to effect such delivery. The addresses to which notices, certificates, and other communications hereunder shall be delivered are as follows:

          (a)  If to the Issuer, to:

               The City of Syracuse Industrial Development Agency
               301 City Hall
               Syracuse, New York
               Attention:  Chairman

          (b)  If to the Guarantor, to:

               Project Orange Associates, L.P.
               c/o NCP Syracuse, Inc.
               1100 Town & Country Road, Suite 800
               Orange, California 92668
               Attention:  President

               With a copy to:

               Project Orange Associates, L.P.
               6780 Northern Boulevard, Suite 501
               East Syracuse, New York 13057
               Attention:  Managing General Partner

     A duplicate copy of each notice, certificate, and other communication given hereunder by the Issuer or the Guarantor shall be given to the Agent at its address and in the manner specified in the Financing Agreement. The Issuer and the Guarantor may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, and other communications shall be sent.


     This Lease shall inure to the benefit of and shall be binding upon the Issuer, the Guarantor and, as permitted by this Lease, by their respective successors and assigns.

               ------------

     Any provision of this Lease which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without affecting or invalidating the remaining provisions of this Lease.


     This Lease may not be amended, changed, modified, altered, or terminated except by an instrument in writing signed by the parties hereto.


     This Lease may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


     This Lease shall be governed by the laws of the State of New York.

     (a) The Mortgages, the financing statements perfecting the security interests created and/or assigned by the Issuer Security Agreement, and this Lease shall be filed by the Issuer, at the Guarantor's expense, in the Office of the Clerk of the County of Onondaga, New York, or in such other office as may at the time provided by the law as the proper place for the recordation or filing thereof.

     (b) The Issuer and the Guarantor shall execute and deliver all instruments and shall furnish all information which the Agent may deem necessary or appropriate to protect any Liens created or contemplated by the Mortgages or the Security Agreements.


     (a) The obligations of the Guarantor to provide the indemnity required by
Section 10.3 hereof shall survive the termination of this Lease, the full payment of the Bonds and any conveyance of the Issuer's interest in the Project to the Guarantor and payments on account of such indemnification obligations after such termination shall be made upon demand of the party to whom such payment is due.

     (b) The obligations of the Guarantor with respect to the Unassigned Rights shall survive the termination of this Lease until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action, or prosecution relating to the Unassigned Rights may be brought, and the payment in full or the satisfaction of such claim, cause of action, or prosecution, and the payment of all expenses and charges incurred by the Issuer or its officers, members, agents (other than the Guarantor), or employees relating thereto.

     The Table of Contents and the Section headings in this Lease have been prepared for convenience of reference only and shall not control, affect the meaning of, or be taken as an interpretation of any provision of this Lease.


     (a) The obligations and agreements of the Issuer contained herein and in the other Financing Documents and in any other instrument or document executed in connection herewith or therewith, and any instrument or document supplemental hereto or thereto, shall be deemed the obligations and agreements of the Issuer and not of any member, officer, agent (other than the Guarantor), or employee of the Issuer in his individual capacity; and the members, officers, agents (other than the Guarantor), and employees of the Issuer shall not be liable personally hereon or thereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or of any transaction contemplated hereby or thereby. The obligations and agreements of the Issuer contained herein or therein shall not constitute or give rise to an obligation of the State of New York or the County of Onondaga, and neither the State of New York nor the County of Onondaga shall be liable hereon or thereon. Further, such obligations and agreements shall not constitute or give rise to a general obligation of the Issuer, but rather shall constitute limited obligations of the Issuer, payable solely from the revenues of the Issuer derived, and to be derived from, the lease, sale, or other disposition of the Project, except for revenues derived by the Issuer with respect to the Unassigned Rights. No order or decree of specific performance with respect to any of the obligations of the Issuer hereunder or thereunder shall be sought or enforced against the Issuer unless:

     (i) The party seeking such order or decree shall first have requested the Issuer in writing to take the action sought in such order or decree of specific performance, and ten days shall have elapsed from the date of receipt of such request, and the Issuer shall have refused to comply with such request (or if compliance therewith would reasonably be expected to take longer than ten days, shall have failed to institute and diligently pursue action to cause compliance with such request) or failed to respond within such notice period; and

     (ii) If the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it will incur fees and expenses, the party seeking such order or decree shall have placed in an account with the Issuer an amount or undertaking sufficient to cover such reasonable fees and expenses; and

     (iii) If the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it or any of its members, officers, agents (other than the Guarantor), or employees shall be subject to potential liability, the party seeking such order or decree shall
(1) agree to indemnify and hold harmless the Issuer and its members, officers, agents (other than the Guarantor), and employees against any liability incurred as a result of its compliance with such demand; and (2) if requested by the Issuer, furnish to the Issuer satisfactory security to protect the Issuer and its members, officers, agents (other than the Guarantor), and employees against all liability expected to be incurred as a result of compliance with such request.

     (b) Any failure to provide notice, indemnity, or security to the Issuer pursuant to this Section 13.10 shall not alter the full force and effect of any Event of Default under this Lease.

     (c) Except to the extent otherwise expressly provided in Section 10.3(a)(7), the obligations and agreements of Guarantor contained herein and any instrument or document supplemental hereto, shall be deemed the obligations and agreement of the Guarantor (with recourse for such obligations and agreement limited solely to the assets of the Guarantor) and not of any partner, member, beneficial owner, officer, agent, or employee of Guarantor in his or its individual capacity, and the partners, members, beneficial owners, officers, agents and employees of the Guarantor shall not be liable personally hereon or be subject to any personal liability or accountability based upon or in respect hereof or of any transaction contemplated hereby.


     This Lease (except for the Unassigned Rights) and all rights of the Guarantor hereunder are, and shall be, subject and subordinate to the Ground Lease, the Liens of the Mortgages, and to any mortgage or mortgages, whether fee or leasehold mortgages, which may now or hereafter affect the Project or the land under the Project, and to all renewals, modifications, consolidations, replacements, and extensions thereof, and advances thereunder. The subordination of this Lease to the Ground Lease and Mortgages shall be automatic, without execution of any further subordination agreement by the Guarantor. Nonetheless, if the Agent or the Issuer requires a further written subordination agreement, the Guarantor agrees to execute, acknowledge, and deliver the same.

     The Guarantor's execution and delivery pursuant to the Financing Agreement of the Project Orange Associates, L.P. Guaranty, has been relied upon by the Issuer in its execution and delivery of this Lease and its participation in the transactions contemplated hereby.

     IN WITNESS WHEREOF, the Issuer and the Guarantor have caused this Lease to be executed in their respective names by their duly authorized representatives, as of the date first set forth above.

                              THE CITY OF SYRACUSE INDUSTRIAL
                                DEVELOPMENT AGENCY

                              By: /s/ William F. McIntyre
                                 ____________________________________
                                  William F. McIntyre, Chairman


                              PROJECT ORANGE ASSOCIATES, L.P.

                              By NCP Syracuse, Inc.,
                                 Managing General Partner



                              By: /s/ Kenneth M. Ross
                                 ____________________________________
                                  Title: VP

State of New York             )
                              )    SS.:
County of Onondaga            )

     On this 5th day of April l991 before me personally came William F. McIntyre, to me known, who being by me duly sworn, did depose and say that he resides in Syracuse, New York, that he is the Chairman of the City of Syracuse Industrial Development Agency, a public benefit corporation of the State of New York described in and which executed the foregoing Lease; and that he signed his name thereto by order of the members of said corporation.

                                   /s/ Theodore A. Trespasz, Jr.
                                   _____________________________________
                                   Notary Public


State of New York             )
                              )    SS.:
County of New York            )

     On this 11th day of April, 1991 before me personally came Kenneth M. Ross, to me known, who being by me duly sworn, did depose and say that he resides at _________________________________________; that he is the VP of NCP Syracuse,
Inc., a Delaware corporation which is the managing general partner of Project Orange Associates, L.P., the Delaware limited partnership described in and which executed the foregoing Lease (the "Partnership"); and that he signed his name thereto by order of the board of directors of said corporation and as the authorized and binding act and deed of the Partnership.

                                   /s/ Doreen M. Midwinter
                                   _____________________________________
                                   Notary Public

                                   EXHIBIT A

                       Description of the Leased Premises

                                       51